                               Exhibit 9.1

                         VOTING TRUST AGREEMENT

     THIS VOTING TRUST AGREEMENT, dated August 29, 1994, is made by and among WLR FOODS, INC., a Virginia corporation (WLR Foods), CUDDY FARMS, INC., a North Carolina corporation, its successors and assigns (Cuddy), and CRESTAR BANK, Trustee, and its successors (Trustee) who agree as follows. RECITALS:

     A. As of the date hereof 1,183,333 shares of WLR Foods common stock (the Shares) have been issued to the Trustee hereunder, on behalf of Cuddy in consideration for the transfer of certain assets pursuant to the terms of an Asset Purchase Agreement between Cuddy, WLR Foods and others dated July 27, 1994. The parties anticipate that additional shares of WLR Foods common stock may be issued to the Trustee, on behalf of Cuddy, following certain post-closing adjustments which, when issued, shall also be considered "Shares" hereunder.

     B. A condition precedent to WLR Foods' obligation to issue the Shares was Cuddy's execution of this Agreement in order for the Cuddy acquisition not to compromise the continuity and stability of WLR Foods' long term business strategy and policies as effectively confirmed by a recent vote of shareholders of WLR Foods and as implemented and managed by WLR Foods' Board of Directors and management.
      C. The Trustee has consented to act under this Agreement for the purposes hereunder.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

      1. Transfer of Stock to Trustee. Concurrently with the closing of the above- referenced Asset Purchase Agreement, the Shares were issued to Trustee, on behalf of Cuddy, who shall hold the Shares subject to the terms of this Agreement and shall issue and deliver to Cuddy voting trust certificates for the Shares. The Trustee shall not transfer or otherwise dispose of any of the Shares except as provided herein.

      2. Voting Trust Certificates. The voting trust certificates shall be in substantially the same form as set forth on Exhibit A attached hereto.

     3. Transfer of Certificates. Unless otherwise agreed to in writing by WLR Foods, the voting trust certificates are not transferable except that (a) the holder thereof may pledge, mortgage or otherwise encumber the certificates and the beneficiary thereof may exercise its remedies with respect thereto and (b) the holder thereof may transfer the certificates to Cuddy International Corporation or a wholly-owned subsidiary of Cuddy International Corporation; provided, however, that notwithstanding anything to the contrary contained herein, the person or persons in whose favor such certificates are transferred shall be bound by all of the provisions of this Agreement as though that person were the holder and shall exercise the rights of the voting trust certificates only in accordance with this Agreement. In the event of any permitted transfer, the certificates shall be transferable at the Trustee's principal office in Richmond, Virginia (and at such other office as the Trustee may designate by an instrument signed by it and sent by telecopy to the registered holders of voting trust certificates), on the books of the Trustee, by the registered owner thereof, either in person or by attorney thereto duly authorized, upon surrender thereof, according to the rules established for that purpose by the Trustee.

     4. Term of Agreement. This Agreement shall terminate upon the earlier of:

           (a)  The fourth anniversary hereof.

           (b) The date on which a business acquisition by WLR Foods occurs in which (i) in excess of five percent (5%) of its then outstanding shares of common stock is issued without voting and transfer restrictions similar to those set forth herein, and (ii) Cuddy's stock ownership in WLR Foods after such business acquisition is less than five percent (5%) of the total outstanding shares of common stock of WLR Foods.

           (c) The date on which a "Change of Control" occurs in WLR Foods. For the purpose of this Agreement, a "Change in Control" shall mean the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than thirty percent (30%) of either the then outstanding shares of common stock of WLR Foods or the combined voting power of the then outstanding voting securities of WLR Foods entitled to vote generally in the election of directors.

          (d) The date on which a complaint in bankruptcy, or for arrangement or reorganization, or for relief under any insolvency law is filed against WLR Foods.

           (e) The date on which all shares of WLR Foods' common stock held hereunder have been released pursuant to the terms of
Section 6 below.

           WLR Foods shall promptly notify the Trustee of any acquisition, Change of Control or insolvency described in (b), (c) or
(d) above, and the Trustee shall not be deemed to have knowledge thereof prior to its receipt of such notification. The Trustee may rely upon such notification and may assume that it is correct.

     5.   Termination Procedure.

          (a) Immediately upon the termination of this Agreement as provided in Section 4 above, the voting trust certificates shall cease to have any effect, and their holders shall have no further rights under this Voting Trust Agreement other than to receive certificates for shares of the WLR Foods' stock or other property distributable under the terms hereof and upon the surrender of such voting trust certificates.

           (b) Immediately upon surrender of the voting trust certificates at the Trustee's offices, the Trustee shall deliver to the registered holders of all voting trust certificates certificates for the number of shares of the WLR Foods' common stock represented thereby.
          (c) If any voting trust certificate has not been surrendered within thirty (30) days after the termination of this Agreement, the Trustee may deposit with WLR Foods stock certificates representing the number of shares of common stock represented by such voting trust certificates then outstanding, with authority in writing to WLR Foods to deliver such stock certificates in exchange for voting trust certificates representing a like number of shares of the capital stock of WLR Foods. Upon such deposit, all further liability of the Trustee for the delivery of such stock certificates and the delivery or payment of dividends upon surrender of the voting trust certificates shall cease, and the Trustee shall not be required to take any further action hereunder.

     6. Release of Shares. The Trustee shall release the Shares from this Agreement, free and clear of this Agreement, in either of the following events:

           (a) (i) The Trustee's receipt of a written Put Notice (as defined in the Put and Call Agreement referred to below), properly signed and delivered, by Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland, New York Branch" or The Prudential Insurance Company of America, as the case may be, pursuant to the terms of a Put and Call Agreement between the same, the Trustee and others of even date herewith, followed by (ii) WLR Foods' failure to make timely settlement of the put option exercised by delivery of such written Put Notice.

          (b) WLR Foods' delivery to the Trustee of voting trust certificates, properly endorsed for transfer to WLR Foods.
     The Trustee shall note on the reverse side of the stock certificate(s) evidencing the Shares the release of the Shares from this Agreement, which signature shall be valid and binding against all parties hereto.

     7.   Dividends.

          (a) Prior to the termination of this Agreement, the holder of each voting trust certificate shall be entitled to receive payments equal to the cash dividends, if any, received by the Trustee upon a like number and class of shares of WLR Foods' common stock as is called for by each voting trust certificate. If any dividend in respect of the stock deposited with the Trustee is paid, in whole or in part, in WLR Foods' common stock, the Trustee shall hold, subject to the terms of this Agreement, the certificates for stock which are received by it on account of such dividend. In the event of a dividend payable in cash or stock at the shareholder's election, the Trustee shall make such election upon the direction of the registered holder of the voting trust certificate, or, in the absence of such direction at the time the Trustee makes such election, shall elect a cash dividend payment. The holder of each voting trust certificate representing stock on which such stock dividend has been paid shall be entitled to receive a voting trust certificate issued under this Agreement for the number of shares and class of stock received as such dividend with respect to the shares represented by such voting trust certificate. Holders entitled to receive the dividends described above shall be those registered as such on the Trustee's transfer books at the close of business on the day fixed by WLR Foods for the taking of a record to determine those holders of its stock entitled to receive such dividends. WLR Foods shall promptly notify the Trustee of the day so fixed.

          (b) If any dividend in respect of the stock deposited with the Trustee is paid other than in cash or in common stock, then the Trustee shall distribute the same among the holders of voting trust certificates registered as such on the Trustee's transfer books at the close of business on the day fixed by WLR Foods for the taking of a record to determine those holders of its stock entitled to receive such dividends.

           (c) In lieu of receiving cash dividends upon the common stock of WLR Foods and paying the same to the holders of voting trust certificates pursuant to the provisions of this Agreement, the Trustee may instruct WLR Foods in writing to pay such dividends to the holders of the voting trust certificates. Upon receipt of such written instructions, WLR Foods shall pay such dividends directly to the holders of the voting trust certificates. Upon such instructions being given by the Trustee, all liability of the Trustee with respect to such dividends shall cease. The Trustee may at any time revoke such instructions and by written notice to WLR Foods direct it to make dividend payments to the Trustee. WLR Foods shall promptly notify the Trustee of the day so fixed.

           (d) Any federal or state filings necessary to be made by virtue of the Trustee payment, if any, of dividends or other distributions hereunder shall be timely made by the Trustee.
     8.   Rights of Trustee.

          (a) Until the actual delivery to the holders of voting trust certificates issued hereunder of stock certificates in exchange therefor, and until the surrender of the voting trust certificates for cancellation, the Trustee shall have the right, subject to the provisions hereof, including, without limitation, paragraph (b) below, to exercise, in person or by his nominees or proxies, all stockholder voting rights and powers in respect of all stock deposited hereunder, and to take part in or consent to any corporate or stockholder action of any kind whatsoever. The right to vote shall include the right to vote for the election of directors, and in favor of or against any resolution or proposed action of any character whatsoever, which may be presented at any meeting or require the consent of the WLR Foods' stockholders. Without limiting such general right, it is understood that such action or proceeding may include, mortgaging, creating a security interest in, and pledging of all or any part of the WLR Foods' property, the lease or sale of all or any part of its property, for cash, securities, or other property, and the dissolution of WLR Foods, or its consolidation, merger, reorganization, or recapitalization.

           (b) In voting the stock held by him hereunder either in person or by his nominees or proxies, the Trustee shall vote in accordance with the recommendation of the WLR Foods' Board of Directors as it exists at the time of the vote of WLR Foods' shareholders, or if there is no such recommendation, as directed by the registered voting trust certificate holder. Such recommendation or direction shall be communicated to the Trustee in the form of a written certificate signed (i) in the case of such recommendation, by an officer of WLR Foods, and (ii) in the case of such direction, by such holder. The Trustee may rely upon such certificate and may assume that the information contained therein is correct. In the absence of such a recommendation or direction, the Trustee shall not vote such stock.

     9.   Trustees.

          (a) The Trustee (and any successor Trustee) may at any time resign by mailing to WLR Foods and the registered holders of voting trust certificates a written resignation, to take effect ten (10) days thereafter or upon its prior acceptance. In the event of resignation, a successor Trustee shall be mutually acceptable to, and designated by, WLR Foods and Cuddy, or, in the absence of an agreement between the parties, designated by an independent third party selected by them. No person or entity shall be named as successor Trustee who is restricted from voting WLR Foods common stock by any other law, agreement or regulatory or judicial order.

         (b) The rights, powers, and privileges of the Trustee named hereunder shall be possessed by the successor Trustees, with the same effect as though such successors had originally been parties to this Agreement. The word "Trustee," as used in this Agreement, means the Trustee or any successor Trustees acting hereunder, and shall include both the single and the plural number.

      10. Compensation and Reimbursement of Trustee. WLR Foods shall pay the Trustee an Acceptance Fee of $1,000 upon its execution hereof and, thereafter, upon each anniversary of this Agreement, WLR Foods
shall pay the Trustee an annual fee of $750.   The Trustee shall have
the right to incur and pay such reasonable expenses and charges, to employ and pay such agents, attorneys, and counsel as it may deem necessary and proper to effectuate this Agreement. All such expenses or charges incurred by and due to the Trustee shall be reimbursed by WLR Foods.

      11. Indemnification. WLR Foods shall indemnify and hold harmless each of Cuddy and the Trustee and their respective officers, directors, employees, shareholders, partners, agents, legal counsel and accountants (each an "Indemnitee" and together the "Indemnitees") to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended from and against any and all losses, claims, damages, liabilities and expenses (including attorneys' fees and expenses and any and all expenses whatsoever incurred in investigating, preparing or defending any action, suit, investigation or proceeding), and amounts paid in settlement (together, "Losses") incurred by an Indemnitee if such Indemnitee is a party or is threatened to be made a party to any threatened, pending or completed action, suit, investigation or proceeding, whether civil, criminal, administrative or investigation in nature, arising from, caused by or in connection with the negotiation, execution, delivery and performance of this Agreement (including any other agreements entered into in connection herewith), other than as a result of the breach by the Indemnitee of any terms of this Agreement or such agreements.

        12.  Notice.

          (a) Unless otherwise specifically provided herein, any notice to or communication with any party hereto or the holders of the voting trust certificates hereunder shall be deemed to be sufficiently given or made if telecopied or delivered against receipt to the party to whom it is to be given at the following address (or such other address as the party shall have furnished in writing in accordance with this Section):

           (i) If to Cuddy or Cuddy International Corporation, at
               Cuddy International Corporation
               465 Richmond Street, Suite 600
               London, Ontario Canada N6A 5P4
               Attn:  President
               Fax No.: (519) 679-9355


          (ii) If to WLR Foods, at

               WLR Foods, Inc.
               P.O. Box 7000
               Broadway, VA  22815
               Attn:  President
               Fax No.: (703) 896-0498

          (iii)It to the Trustee, at

               Crestar Bank
               Corporate Trust Administration
               10th Floor
               919 E. Main Street
               Richmond, VA  23219
               Fax No.:  804-782-7855

          (b) All distributions of cash, securities, or other property hereunder by the Trustee to the holders of voting trust certificates shall be made, in the Trustee's discretion, by overnight delivery to the addresses set forth above.

     13. Modifications and Non-Waiver. This Agreement may be modified only by a written instrument executed by Cuddy, WLR Foods and the Trustee; provided, however, that the Trustee's consent shall not be necessary to modifications except as they expressly relate to its duties, fees, indemnification and right to resign or otherwise adversely affect the Trustee. No delay or failure by a party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

     14. Headings. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.
     15. Governing Law; Venue. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Virginia applicable to agreements made and to be performed entirely within the Commonwealth. The Circuit Court of the County of Rockingham, Virginia or the United States District Court for the Western District of Virginia, Harrisonburg Division, as appropriate, shall have exclusive jurisdiction and venue over any claims or causes of action concerning this Agreement.

      16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
     17. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties and their respective legal representatives, successors and assigns.

     18. Securities Matters. The Trustee will cause all filings required to be made by it under applicable federal and state securities laws by reason of the Trustee's ownership or holding of the Shares or the performance of the Trustee's duties hereunder. The Trustee shall not be deemed to be, and neither WLR Foods nor Cuddy shall treat the Trustee as, a beneficial owner of any of the Shares for purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934.

     IN WITNESS WHEREOF, the parties have caused this Voting Trust Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                        CUDDY FARMS, INC., a North Carolina
                        corporation



                        By:________________________________________
                               Its President


                        WLR FOODS, INC., a Virginia corporation

                        By_________________________________________
                               Its President


                        CRESTAR BANK



                        By_________________________________________
                               Its _____________________
20913

No.________________                               Shares _____________

                         WLR Foods, Inc.
                       a Virginia corporation

              Voting Trust Certificate for Common Stock

This certifies that Cuddy Farms, Inc., or registered assigns, is entitled to all benefits arising from the deposit with the Trustee under the Voting Trust Agreement hereinafter mentioned of certificates for ____________ shares of WLR Foods, Inc., a Virginia corporation (WLR Foods), as provided in such Voting Trust Agreement and subject to the terms thereof. The registered holder hereof, or assigns, is entitled to receive payment equal to the amount of cash dividends, if any, received by the Trustee upon the number of shares of common stock of WLR Foods in respect of which this certificate is issued.
Dividends received by the Trustee in WLR Foods' common stock shall be payable in voting trust certificates, in form similar hereto. Until the Trustee has delivered the stock held under such Voting Trust Agreement to the holders of the trust certificates, or to WLR Foods, as specified in such Voting Trust Agreement, the Trustee shall possess and be entitled to exercise all rights and powers of an absolute owner of such stock, including the right to vote thereon for every purpose according to and as restricted by the terms of the Voting Trust Agreement, and to execute consents in respect thereof for every purpose, it being expressly stipulated that no voting right passes to the owner hereof, or assigns, under this certificate or any agreement, expressed or implied.

This certificate is issued, received, and held under, and the rights of the owner hereof are subject to, the terms of a Voting Trust Agreement dated August 29, 1994 by and between WLR Foods, Cuddy Farms, Inc., its successors and assigns, and Crestar Bank, Trustee and its successors, a copy of which is on file with WLR Foods, Inc. The holder of this certificate, by acceptance hereof, assents and is bound to all the provisions of the Voting Trust Agreement.

In the event that the Trustee receives any dividend or distribution other than in cash or WLR Foods' common stock, the Trustee shall distribute the same to the registered holders of voting trust certificates pursuant to the provisions of the Voting Trust Agreement.

The Voting Trust Agreement shall continue in full force and effect until the earlier of August 29, 1998, a change of control, and certain other events, as provided in the Voting Trust Agreement. Stock certificates for the number of shares of common stock then represented by this certificate, or the net proceeds in cash or property of such shares, shall be due and deliverable hereunder upon the termination of such Voting Trust Agreement as provided therein.

Except as provided in the Voting Trust Agreement, this certificate is not transferable except that the holder hereof may pledge, mortgage or otherwise encumber the certificates and the beneficiary thereof may exercise its remedies with respect thereto; provided, however, that the person or persons in whose favor such certificates are transferred shall be bound by all of the provisions of the Voting Trust Agreement as though they were the holder and shall exercise the rights of this certificate only in accordance therewith. In the event of any transfer by virtue of a pledge, mortgage or encumbrance, the certificates shall be transferable at the Trustee's principal office (set forth in the Voting Trust Agreement) on the books of the Trustee, by the registered owner thereof, either in person or by attorney thereto duly authorized, upon surrender thereof, according to the rules established for that purpose by the Trustee.

This certificate shall not be valid for any purpose until duly signed by the Trustee.

The word "Trustee" as used in this certificate means the Trustee or the successor trustee acting under such Voting Trust Agreement.
In witness whereof the Trustee has signed this certificate on August
29, 1994.


                               _____________________________________
                                          Trustee


(Form of Assignment):

For value received ________________________ hereby assigns the within certificate, and all rights and interests represented thereby, to ______________________ and appoints __________________ attorney to transfer this certificate on the books of the Trustee mentioned therein, with full power of substitution.

Dated: ____________________


______________________________  _______________________________(SEAL)
Witness


EXCEPT AS PERMITTED BY OF THE VOTING TRUST AGREEMENT
AND SUBJECT TO A PUT AND CALL AGREEMENT DATED AUGUST 29, 1994, THIS VOTING TRUST CERTIFICATE MAY NOT BE TRANSFERRED
WITHOUT THE EXPRESS WRITTEN CONSENT OF WLR FOODS, INC.